UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

SEMIANNUAL REPORT
November 30, 2023
T. ROWE PRICE
THYF	U.S. High Yield ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

INVEST WITH CONFIDENCE®

T. ROWE PRICE U.S. HIGH YIELD ETF

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T. ROWE PRICE U.S. HIGH YIELD ETF

Market Commentary
Dear Shareholder
Major global stock and bond indexes produced mixed returns during the first half of your fund’s fiscal year, the six-month period ended November 30, 2023. Nearly all equity benchmarks finished the period with positive results after a strong rally in November; however, rising U.S. Treasury yields left some fixed income sectors in negative territory.
Within the S& P 500 Index, the financials sector recovered from the failure of three large regional banks earlier in the year and recorded the best results for the period. The information technology sector also delivered strong gains as technology companies benefited from investor enthusiasm for artificial intelligence developments. Outside the U.S., stocks in developed markets generally outpaced their counterparts in emerging markets, although emerging Europe and Latin America produced very strong returns at the regional level.
The U.S. economy was the strongest among the major markets during the period, with gross domestic product growth coming in at 5.2% in the third quarter’s revised estimate, the highest since the end of 2021. Corporate fundamentals were also broadly supportive. Although year-over-year earnings growth contracted in the first and second quarters of 2023, results were better than expected, and earnings growth turned positive again in the third quarter.
Inflation remained a concern for both investors and policymakers, but lower-than-expected inflation data in November helped spur a rally late in the period as many investors concluded that the Federal Reserve had reached the end of its hiking cycle. The Fed raised its short-term lending benchmark rate to a target range of 5.25% to 5.50% in July, the highest level since March 2001, and then held rates steady for the remainder of the period.
Despite a drop in yields as investor sentiment shifted in November, intermediate- and longer-term U.S. Treasury yields finished the period notably higher. After starting the period at 3.64%, the yield on the benchmark 10-year Treasury note briefly reached 5.00% in October for the first time since late 2007 before falling to 4.37% by the end of November. The rise in yields led to negative returns in some fixed income sectors, but both investment-grade and high yield corporate bonds produced solid returns, supported by the higher coupons that have become available over the past year as well as by increasing hopes that the economy might be able to avoid a recession.
Global economies and markets showed surprising resilience in 2023, but considerable uncertainty remains as we look ahead. Geopolitical events, the path of monetary policy, and the impact of the Fed’s rate hikes on the economy all

T. ROWE PRICE U.S. HIGH YIELD ETF

raise the potential for additional volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to help identify securities that can add value to your portfolio over the long term.
You may notice that this report no longer contains the commentary on your fund’s performance and positioning that we previously included in the semiannual shareholder letters. The Securities and Exchange Commission adopted new rules recently that will require fund reports to transition to a new format known as a Tailored Shareholder Report. This change will require a much more concise summary of performance rather than the level of detail we have provided historically while also aiming to be more visually engaging. As we prepare to make changes to the annual reports to meet the new regulatory requirements by mid-2024, we felt the time was right to discontinue the optional six-month semiannual fund letter to focus on the changes to come.
Although semiannual fund letters will no longer be produced, you may continue to access current fund information as well as insights and perspectives from our investment team on our personal investing website.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. HIGH YIELD ETF

Portfolio Summary
CREDIT QUALITY DIVERSIFICATION
Based on net assets as of November 30, 2023.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s, Standard & Poor’s, and Fitch and are converted to the Standard & Poor’s nomenclature. A rating of “AAA” represents the highest-rated securities, and a rating of “D” represents the lowest-rated securities. When a rating is available from all three agencies, the median rating is used. If there are two ratings, the lower rating is used, and if only one rating is available, that rating is used. If a rating is not available, the security is classified as Not Rated. The rating of the underlying investment vehicle is used to determine the creditworthiness of credit default swaps and sovereign securities. The fund is not rated by any agency. Securities that have not been rated by any rating agency totaled 0% of the portfolio at the end of the reporting period.
Note: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES.
ICE Benchmark Administration Limited makes no warranty, express or implied, either as to the results to be obtained from the use of ICE LIBOR and/or the figure at which ICE LIBOR stands at any particular time on any particular day or otherwise. ICE Benchmark Administration Limited makes no express or implied warranties of merchantability or fitness for a particular purpose in respect of any use of ICE LIBOR.

T. ROWE PRICE U.S. HIGH YIELD ETF

Note: Copyright © 2023 Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.
Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: © 2023, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved. Moody’s ratings and other information (“Moody’s Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. Moody's® is a registered trademark.
Note: Copyright © 2023, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE U.S. HIGH YIELD ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE U.S. HIGH YIELD ETF

FUND EXPENSE EXAMPLE (continued)
U.S. High Yield ETF
	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid During Period* 6/1/23 to 11/30/23
Actual	$1,000.00	$1,052.30	$2.87
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.20	2.83

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.56%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	10/25/22 (1) Through
	11/30/23	5/31/23
NET ASSET VALUE
Beginning of period	$ 49.57	$ 50.00
Investment activities
Net investment income(2) (3)	2.13	2.62
Net realized and unrealized gain/loss	0.41	(0.45)
Total from investment activities	2.54	2.17
Distributions
Net investment income	(2.07)	(2.60)
NET ASSET VALUE
End of period	$ 50.04	$ 49.57
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	5.23%	4.36%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.56% (5)	0.56% (5)
Net expenses after waivers/payments by Price Associates	0.56% (5)	0.56% (5)
Net investment income	8.53% (5)	8.61% (5)
Portfolio turnover rate	26.9%	25.6%
Net assets, end of period (in thousands)	$ 38,779	$ 22,306

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

November 30, 2023 Unaudited
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
BANK LOANS 4.5%
Consumer Goods 0.4%
Naked Juice, FRN, 3M TSFR + 6.00%, 11.490%, 1/24/30	200	159
Energy 1.2%
GIP III Stetson I, FRN, 1M TSFR + 4.25%, 9.700%, 10/31/28	369	368
Prairie ECI Acquiror, FRN, 1M TSFR + 4.75%, 10.200%, 3/11/26	105	105
		473
Financial Services 0.3%
Osaic Holdings, FRN, 1M TSFR + 4.50%, 9.850%, 8/17/28	110	110
Leisure 0.2%
Life Time Fitness, FRN, 3M TSFR + 4.75%, 10.610%, 1/15/26	85	85
Services 0.4%
Staples, FRN, 1M USD LIBOR + 5.00%, 10.430%, 4/16/26	153	139
Technology & Electronics 0.5%
Open Text, FRN, 1M TSFR + 2.75%, 1/31/30 (1)	175	175
Transportation 1.3%
Mileage Plus Holdings, FRN, 3M TSFR + 5.25%, 10.800%, 6/21/27	480	494
Utility 0.2%
Talen Energy Supply, FRN, 3M TSFR + 4.50%, 9.870%, 5/17/30	26	27
Talen Energy Supply, FRN, 3M TSFR + 4.50%, 9.870%, 5/17/30	65	65
		92
Total Bank Loans (Cost $1,744)		1,727

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
CORPORATE BONDS 91.4%
Automotive 5.0%
Adient Global Holdings, 4.875%, 8/15/26 (2)	475	456
Clarios Global, 8.50%, 5/15/27 (2)	375	377
Ford Motor Credit, 4.00%, 11/13/30	775	666
Jaguar Land Rover Automotive, 5.50%, 7/15/29 (2)	475	439
		1,938
Basic Industry 8.1%
Camelot Return Merger Sub, 8.75%, 8/1/28 (2)	430	424
Element Solutions, 3.875%, 9/1/28 (2)	565	501
ERO Copper, 6.50%, 2/15/30 (2)	315	269
First Quantum Minerals, 6.875%, 10/15/27 (2)	541	438
LGI Homes, 8.75%, 12/15/28 (2)	395	404
Novelis, 3.875%, 8/15/31 (2)	480	404
SCIH Salt Holdings, 6.625%, 5/1/29 (2)	420	371
White Cap Parent, 8.25%, 3/15/26, (8.25% Cash or 9.00% PIK) (2)(3)	320	314
		3,125
Capital Goods 7.7%
ARD Finance, 6.50%, 6/30/27, (6.50% Cash or 7.25% PIK) (2)(3)	310	163
Ball, 6.00%, 6/15/29	461	460
Bombardier, 7.875%, 4/15/27 (2)	400	400
Dornoch Debt Merger Sub, 6.625%, 10/15/29 (2)	444	374
GrafTech Finance, 4.625%, 12/15/28 (2)	125	84
GrafTech Global Enterprise, 9.875%, 12/15/28 (2)	117	92
MajorDrive Holdings IV, 6.375%, 6/1/29 (2)	455	382
Sealed Air/Sealed AirUS, 7.25%, 2/15/31 (2)	255	261
TransDigm, 5.50%, 11/15/27	400	384
Trivium Packaging Finance, 5.50%, 8/15/26 (2)	400	383
		2,983

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Consumer Goods 4.1%
Coty Inc./HFC Prestige Products Inc/HFC Prestige International US, 4.75%, 1/15/29 (2)	480	445
Coty Inc./HFC Prestige Products Inc/HFC Prestige International US, 6.625%, 7/15/30 (2)	109	109
HLF Financing, 4.875%, 6/1/29 (2)	540	383
Tempur Sealy International, 3.875%, 10/15/31 (2)	255	205
Triton Water Holdings, 6.25%, 4/1/29 (2)	525	449
		1,591
Energy 11.7%
Ascent Resources Utica Holdings, 8.25%, 12/31/28 (2)	350	351
Civitas Resources, 8.75%, 7/1/31 (2)	360	372
Comstock Resources, 6.75%, 3/1/29 (2)	390	359
Encino Acquisition Partners Holdings, 8.50%, 5/1/28 (2)	440	428
EQM Midstream Partners, 4.50%, 1/15/29 (2)	295	268
EQM Midstream Partners, 4.75%, 1/15/31 (2)	195	173
Harvest Midstream I, 7.50%, 9/1/28 (2)	200	197
Howard Midstream Energy Partners, 6.75%, 1/15/27 (2)	365	355
NGL Energy Operating, 7.50%, 2/1/26 (2)	395	395
PBF Holding, 7.875%, 9/15/30 (2)	465	465
Sunoco LP/Finance, 4.50%, 5/15/29	305	278
Sunoco LP/Finance, 4.50%, 4/30/30	210	189
Tallgrass Energy Partners/Tallgrass Energy Finance, 6.00%, 12/31/30 (2)	375	337
Weatherford International, 8.625%, 4/30/30 (2)	365	377
		4,544
Financial Services 8.6%
AG TTMT Escrow Issuer, 8.625%, 9/30/27 (2)	160	166
Aretec Escrow Issuer 2, 10.00%, 8/15/30 (2)	370	384
FirstCash, 5.625%, 1/1/30 (2)	485	453
LPL Holdings, 4.00%, 3/15/29 (2)	305	272
LPL Holdings, 4.375%, 5/15/31 (2)	105	90

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
OneMain Finance, 7.125%, 3/15/26	389	391
Osaic Holdings, 10.75%, 8/1/27 (2)	410	413
PennyMac Financial Services, 4.25%, 2/15/29 (2)	440	381
PRA Group, 5.00%, 10/1/29 (2)	466	352
Rocket Mortgage, 4.00%, 10/15/33 (2)	560	451
		3,353
Health Care 3.3%
CHS/Community Health Systems, 5.25%, 5/15/30 (2)	240	187
Embecta, 5.00%, 2/15/30 (2)	530	444
Heartland Dental/Heartland Dental Finance, 10.50%, 4/30/28 (2)	370	377
Pediatrix Medical Group, 5.375%, 2/15/30 (2)	340	286
		1,294
Insurance 2.0%
Assured Partners, 5.625%, 1/15/29 (2)	445	397
BroadStreet Partners, 5.875%, 4/15/29 (2)	425	385
		782
Leisure 8.9%
Caesars Entertainment, 7.00%, 2/15/30 (2)	590	589
Carnival, 5.75%, 3/1/27 (2)	385	365
Carnival, 6.00%, 5/1/29 (2)	650	598
Carnival Holdings Bermuda, 10.375%, 5/1/28 (2)	110	119
Life Time, 5.75%, 1/15/26 (2)	395	387
NCL, 8.375%, 2/1/28 (2)	450	464
Six Flags Entertainment, 7.25%, 5/15/31 (2)	443	427
VICI Properties/VICI Note, 4.125%, 8/15/30 (2)	565	492
		3,441
Media 4.9%
CCO Holdings/CCO Holdings Capital, 4.50%, 5/1/32	720	591
Deluxe, 8.00%, 6/1/29 (2)	325	274
DISH DBS, 7.375%, 7/1/28	375	186

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
DISH Network, 11.75%, 11/15/27 (2)	380	377
Lamar Media, 4.00%, 2/15/30	450	399
Match Group, 5.00%, 12/15/27 (2)	80	76
		1,903
Real Estate 2.2%
Brookfield Property REIT, 4.50%, 4/1/27 (2)	515	449
Outfront Media Capital, 7.375%, 2/15/31 (2)	375	385
		834
Retail 8.4%
Asbury Automotive Group, 4.75%, 3/1/30	450	403
eG Global Finance, 12.00%, 11/30/28 (2)	375	390
L Brands, 5.25%, 2/1/28	370	355
L Brands, 6.625%, 10/1/30 (2)	208	206
LSF9 Atlantis Holdings/Victra Finance, 7.75%, 2/15/26 (2)	824	768
Michaels Cos, 7.875%, 5/1/29 (2)	440	249
Victoria's Secret, 4.625%, 7/15/29 (2)	516	418
Yum! Brands, 3.625%, 3/15/31	560	479
		3,268
Services 4.4%
Herc Holdings, 5.50%, 7/15/27 (2)	420	408
PECF USS Intermediate Holdings, 8.00%, 11/15/29 (2)	243	112
Ritchie Bros Holdings, 6.75%, 3/15/28 (2)	175	178
Ritchie Bros Holdings, 7.75%, 3/15/31 (2)	135	140
Sabre GLBL, 11.25%, 12/15/27 (2)	615	556
Staples, 7.50%, 4/15/26 (2)	225	199
Williams Scotsman, 7.375%, 10/1/31 (2)	110	113
		1,706
Technology & Electronics 3.9%
Consensus Cloud Solutions, 6.50%, 10/15/28 (2)	190	171
Go Daddy Operating, 3.50%, 3/1/29 (2)	460	404
ION Trading Technologies, 5.75%, 5/15/28 (2)	250	213

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Sensata Technologies, 4.00%, 4/15/29 (2)	440	392
Veritas US, 7.50%, 9/1/25 (2)	435	338
		1,518
Telecommunications 1.8%
Consolidated Communications, 6.50%, 10/1/28 (2)	450	372
Viasat, 6.50%, 7/15/28 (2)	400	306
		678
Transportation 2.3%
American Airlines/AAdvantage, 5.75%, 4/20/29 (2)	635	606
US Airways Pass-Through Trust, 3.95%, 5/15/27	52	49
VistaJet Malta Finance, 6.375%, 2/1/30 (2)	360	247
		902
Utility 4.1%
Clearway Energy Operating, 3.75%, 2/15/31 (2)	435	362
NRG Energy, VR, 10.25%, (2)(4)(5)	432	428
Talen Energy Supply, 8.625%, 6/1/30 (2)	405	423
Vistra, VR, 8.00%, (2)(4)(5)	398	389
		1,602
Total Corporate Bonds (Cost $35,254)		35,462
SHORT-TERM INVESTMENTS 2.3%
Money Market Funds 2.3%
T. Rowe Price Government Reserve Fund, 5.42% (6)(7)	897	897
Total Short-Term Investments (Cost $897)		897
Total Investments in Securities 98.2% of Net Assets (Cost $37,895)		$38,086

‡	Par/Shares are denominated in U.S. dollars unless otherwise noted.

T. ROWE PRICE U.S. HIGH YIELD ETF

(1)	All or a portion of this loan is unsettled as of November 30, 2023. The interest rate for unsettled loans will be determined upon settlement after period end.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $30,632 and represents 79.0% of net assets.
(3)	Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(4)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(5)	Perpetual security with no stated maturity date.
(6)	Seven-day yield
(7)	Affiliated Companies
1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M TSFR	Three month term SOFR (Secured overnight financing rate)
FRN	Floating Rate Note
PIK	Payment-in-kind
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE U.S. HIGH YIELD ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —	$—	$ 24
Totals	$—#	$—	$24+

Supplementary Investment Schedule
Affiliate	Value 5/31/23	Purchase Cost	Sales Cost	Value 11/30/23
T. Rowe Price Government Reserve Fund	$ 476	¤	¤	$ 897
	Total			$897^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $24 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $897.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

November 30, 2023 Unaudited
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $37,895)	$ 38,086
Interest and dividends receivable	636
Receivable for investment securities sold	247
Cash	3
Total assets	38,972
Liabilities
Payable for investment securities purchased	176
Investment management and administrative fees payable	17
Total liabilities	193
NET ASSETS	$ 38,779
Net assets consists of:
Total distributable earnings (loss)	$ (149)
Paid-in capital applicable to 775,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	38,928
NET ASSETS	$38,779
NET ASSET VALUE PER SHARE	$ 50.04
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
     STATEMENT OF OPERATIONS

($000s)
6 Months Ended
11/30/23
Investment Income (Loss)
Income
Interest	$ 1,458
Dividend	24
Total income	1,482
Investment management and administrative expense	91
Net investment income	1,391
Realized and Unrealized Gain / Loss
Net realized loss on securities	(435)
Change in net unrealized gain / loss on securities	505
Net realized and unrealized gain / loss	70
INCREASE IN NET ASSETS FROM OPERATIONS	$1,461
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
     STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended	10/25/22 Through
	11/30/23	5/31/23
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 1,391	$ 1,123
Net realized gain (loss)	(435)	96
Change in net unrealized gain / loss	505	(314)
Increase in net assets from operations	1,461	905
Distributions to shareholders
Net earnings	(1,393)	(1,122)
Capital share transactions*
Shares sold	16,405	22,523
Increase in net assets from capital share transactions	16,405	22,523
Net Assets
Increase during period	16,473	22,306
Beginning of period	22,306	-
End of period	$38,779	$22,306
*Share information
Shares sold	325	450
Increase in shares outstanding	325	450
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. High Yield ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on October 25, 2022.  The fund seeks total return, and secondarily, current income.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE).

T. ROWE PRICE U.S. HIGH YIELD ETF

However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
New Accounting Guidance
The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund’s financial statements.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE U.S. HIGH YIELD ETF

NOTE  2  –   VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based

T. ROWE PRICE U.S. HIGH YIELD ETF

on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities are generally traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):

T. ROWE PRICE U.S. HIGH YIELD ETF

($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$ —	$37,189	$—	$37,189
Short-Term Investments	897	—	—	897
Total	$897	$37,189	$—	$38,086

[1]	Includes Corporate Bonds and Bank Loans.
NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the

T. ROWE PRICE U.S. HIGH YIELD ETF

borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $23,642,000 and $8,269,000, respectively, for the six months ended November 30, 2023.
NOTE  4  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to

T. ROWE PRICE U.S. HIGH YIELD ETF

reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At November 30, 2023, the cost of investments (including derivatives, if any) for federal income tax purposes was $37,897,000. Net unrealized gain aggregated $189,000 at period-end, of which $876,000 related to appreciated investments and $687,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.56% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of November 30, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 597,745 shares of the fund, representing 77% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE U.S. HIGH YIELD ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war and conflict, terrorism, geopolitical events, and public health epidemics, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
The global outbreak of COVID-19 and related governmental and public responses have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market either in specific countries or worldwide.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict, leading to economic sanctions being on Russia that target certain of its citizens and issuers and sectors of the Russian economy, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the banking industry experienced heightened volatility, which sparked concerns of potential broader adverse market conditions. The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. HIGH YIELD ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each  fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.”  Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and  through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
RESULTS OF PROXY VOTING
A Special Meeting of Shareholders was held on July 24, 2023 for shareholders of record on April 27, 2023, to elect the following director-nominees to serve on the Board of all Price Funds. The newly elected Directors took office effective July 24, 2023.
The results of the voting were as follows:
	Votes For	Votes Withheld
Melody Bianchetto	13,058,976	207,279
Mark J. Parrell	13,008,567	257,689
Eric L. Veiel	13,038,692	227,564
Kellye L. Walker	13,058,746	207,511

Teresa Bryce Bazemore, Bruce W. Duncan, Robert J. Gerrard, Jr., Paul F. McBride and David Oestreicher continue to serve as Directors on the Board of all Price Funds.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings at troweprice.com.

T. ROWE PRICE U.S. HIGH YIELD ETF

TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring Mutual Funds and Exchange-Traded Funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

T. ROWE PRICE U.S. HIGH YIELD ETF

Liquidity Risk Management Program
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 24, 2023, the Board was presented with an annual assessment that was prepared by the LRC on behalf of the Adviser and addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2022, through March 31, 2023. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity

T. ROWE PRICE U.S. HIGH YIELD ETF

categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
T. Rowe Price Investment Services, Inc.
ETF1046-051 01/24

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)   The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.
By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2024

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 19, 2024